UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: March 27, 2002
                                         --------------


                        Karts International Incorporated
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-23041
                                                 -------

           Nevada                                             75-2639196
----------------------------                           -------------------------
  (State of incorporation)                             (IRS Employer ID Number)

                   62204 Commercial Street, Roseland, LA 70456
                   -------------------------------------------
                    (Address of principal executive offices)

                                 (985) 747-1111
                                 --------------
                           (Issuer's telephone number)

Item 5 - Other Events

On March 27, 2002, Karts International Incorporated announced that it will not file it's Annual Report on Form 10-KSB by the deadline of March 31, 2002.

Timotheus benHarold, the Company's President, Chief Executive Officer, Chief Accounting Officer and one of the Company's two remaining Directors stated that the Company's financial condition and on-going negotiations with The Schlinger Foundation, the Company's lead lender were contributing factors to this situation. The Company has been notified by The Schlinger Foundation that it may foreclose its security interest in substantially all of the Company's assets as a result of defaults under the Company's $2,500,000 promissory note and related agreements. The Company will strive to complete the required filing as soon as practicable upon the conclusion of negotiations with The Schlinger Foundation. If the negotiations with The Schlinger Foundation are unsuccessful, the Company may have to seek protection under Chapter 11 of the Federal Bankruptcy Code.

The Company wishes to make the following unaudited financial information available prior to the release of its audited financial statements:

                                   (Unaudited)
                                                  December 31,    December 31,
                                                       2001            2000
                                                  ------------    ------------
Current Assets
   Cash on hand and in banks                      $    324,683    $    232,593
   Accounts receivable
     Trade, net of allowance for doubtful account
       of $290,000 and $45,250, respectively           666,088       2,392,290
     Other                                                --            11,433
   Inventory                                         2,296,612       4,113,038
   Prepaid expenses                                    265,668         646,137
                                                  ------------    ------------
     Total current assets                            3,553,051       7,395,491
                                                  ------------    ------------

Net property and equipment                           2,070,874       2,432,958
                                                  ------------    ------------

Other Assets
   Surplus assets held for sale                        614,616            --
   Other                                               210,251         310,179
                                                  ------------    ------------
     Total other assets                                824,867         310,179
                                                  ------------    ------------

     Total Assets                                 $  6,448,792    $ 10,138,628
                                                  ============    ============

Current Liabilities
   Debenture payable to a related party           $  2,500,000    $  2,500,000
   Working capital advances                          5,044,152            --
   Notes payable to affiliates                            --           150,000
   Current maturities of long-term debt                 47,982          56,025
   Accounts payable  - trade                         1,409,664       2,940,788
   Other accrued liabilities                           704,395       1,005,473
   Accrued interest payable                             18,593          85,092
   Accrued dividends payable                           557,147         257,147
   Accrued income and franchise taxes payable           45,672          45,100
                                                  ------------    ------------
     Total current liabilities                      10,327,605       7,039,625
                                                  ------------    ------------


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

Long-Term Liabilities
   Long-term debt, net of current maturities           220,899         269,878
                                                  ------------    ------------
     Total liabilities                              10,548,504       7,309,503
                                                  ------------    ------------

Shareholders' Equity
   Preferred stock - $0.001 par value
     10,000,000 shares authorized
     5,638,000 shares issued and outstanding             5,638           5,638
   Common stock - $0.001 par value
     14,000,000 shares authorized
     8,079,642 and 7,498,392 shares
      issued and outstanding                             8,080           7,498
   Additional paid-in capital                       25,329,573      24,976,651
   Accumulated deficit                             (29,443,003)    (22,160,754)
                                                  ------------    ------------
     Total shareholders' equity                     (4,099,712)      2,829,125
                                                  ------------    ------------

     Total Liabilities and Shareholders' Equity   $  6,448,792    $ 10,138,628
                                                  ============    ============

                                                    Year ended      Year ended
                                                   December 31,    December 31,
                                                        2001            2000
                                                   ------------    ------------
Revenues
   Kart sales - net                                $  4,227,722    $  8,854,343
Cost of Sales                                         6,616,596      10,918,625
                                                   ------------    ------------
Gross Profit                                         (2,388,874)     (2,064,282)
                                                   ------------    ------------

Operating Expenses
   Research and development expenses                    591,635         127,377
   Selling expenses                                     242,563         488,564
   General and administrative expenses
     Salaries and related costs                       1,259,906       1,317,476
     Other operating expenses                         1,147,346       1,329,276
   Depreciation and amortization                        202,341         182,885
                                                   ------------    ------------
     Total operating expenses                         3,443,791       3,445,578
                                                   ------------    ------------
Income (loss) from Operations                        (5,832,665)     (5,509,860)

Other Income (Expenses)
   Interest and other miscellaneous                      36,037          51,850
   Expiration of option to acquire another entity          --          (138,001)
   Write off of uncollectible note receivable              --          (425,060)
   Write off of obsolete inventory                      (53,186)        (51,385)
   Loss on consigned inventory                         (143,520)           --
   Loss on abandonment of fixed assets                   (5,218)         (5,200)
   Impairment of assets held for sale                  (127,189)           --
   Interest expense                                    (670,455)       (702,907)
                                                   ------------    ------------

Loss before Income Taxes                             (6,796,196)     (6,770,563)
Income Tax (Expense) Benefit                            (46,553)        (52,304)
                                                   ------------    ------------

Net Loss                                           $ (6,842,749)   $ (6,822,767)
                                                   ============    ============

Loss per weighted-average share of
   common stock outstanding - basic and fully diluted   $    (0.88)  $    (0.98)
                                                        ==========   ==========

Weighted-average number of shares of
   common stock outstanding - basic and fully diluted   7 ,791,406    6,956,046
                                                        ==========   ==========

The Company has experienced significant declines in revenues from approximately $12,000,000 in Calendar 1999 to approximately $9,000,000 in Calendar 2000 to approximately $4,000,000 in Calendar 2001. Further, the Company has limited opportunity to reduce variable costs.

Management has identified various assets and designated them "Surplus and held for sale"' including the Company's former production facility in Prattville, Alabama and various non-utilized equipment.

Management notes that during the six years ended December 31, 2001, the Company has experienced cumulative net losses from operations and has utilized cash in operating activities of approximately $17,000,000. The Company's continued existence is dependent upon its ability to generate sufficient cash flows from operations to support its daily operations as well as provide sufficient resources to retire existing liabilities and obligations on a timely basis.

To support operations during 2001, the Company received approximately $5,000,000 in non-interest bearing working capital advances from Morgan Creek Company, an unaffiliated entity and experienced net reductions in accounts receivable through cash collections of approximately $1,400,000. During 2000, the Company supported operations and retired certain short-term lines of credit from a non-financial institution lender with the receipt of approximately $615,000 and $9,600,000 in private transactions from the sale of common and preferred stock, respectively.

The Company restructured its management during the third and fourth quarter of 2000 and during the first quarter of 2001.

At the present time, the Company is not performing at levels significant enough to support daily operations. The Company remains dependent upon additional external sources of financing; however, there can be no assurance that the Company will be able to obtain additional funding or, that such funding, if available, will be obtained on terms favorable to or affordable by the Company.

The Company is in default on the debenture payable to The Schlinger Foundation. A distinct possibility exists that The Schlinger Foundation may post a notice of foreclosure on the secured Company assets. This action will significantly impair the Company's ability to continue operations.

The Company's independent certified public accountants, S. W. Hatfield, CPA, has notified the Company that its audit report on the 2001 consolidated financial statements will contain a "going concern" opinion , as did their opinion on the 2000 consolidated financial statements, which will state that "substantial doubt about the Company's ability to continue as a going concern" exists.

Item 7 - Financial Statements, ProForma Financial Information and Exhibits

Exhibit 99.1 - Press Release dated March 27, 2002

                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Karts International Incorporated

Dated: March 27, 2002                        /s/ Timotheus benHarold
       --------------                      --------------------------------
                                                             Timotheus benHarold
                                              President, Chief Executive Officer
                                           Chief Accounting Officer and Director



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